SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K/A1


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 14, 1998


                        JORDAN AMERICAN HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


         Florida                   0-18974                65-0142815
     (State or other          (Commission File           (IRS Employer
     jurisdiction of               Number)             Identification No.)
     incorporation)


  1875 Ski Time Square, Suite One, Steamboat Springs, Colorado       80487
       (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (970) 879-1189


                                     N/A
        (Former name or former address, if changed since last report)

Item 7.	  Financial Statements and Exhibits.

	  (a)	Exhibits:

		16.1	Letter on change in certifying accountant from
                        Arthur F. Bell, Jr. & Associates, L.L.C. - filed herewith.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 1998                 JORDAN AMERICAN HOLDINGS, INC.
                                               (Registrant)

                                       By: /s/ Charles R. Clark
                                               Charles R. Clark,
                                               Chief Executive Officer